                      SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C.

                                   FORM 8-K/A

                                 CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                 June 11, 2003
                 ------------------------------------------------
                 Date of Report (date of earliest event reported)

                     ADVANCED REFRIGERATION TECHNOLOGIES, INC.
               ----------------------------------------------------
               Exact name of Registrant as Specified in its Charter

      California                   000-25973               68-0406331
---------------------------    ---------------    ---------------------------
State or Other Jurisdiction    Commission File    IRS Employer Identification
     of Incorporation              Number                   Number

                       5 Whatney, Irvine, California 92618
           ----------------------------------------------------------
           Address of Principal Executive Offices, Including Zip Code

                                 949/837-8101
               --------------------------------------------------
               Registrant's Telephone Number, Including Area Code

                 9309 Narnia Drive, Riverside, California 92503
          -------------------------------------------------------------
           Former Name or Former Address, if Changed Since Last Report

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


              The Registrant has previously filed its Current Report on Form 8-K, dated June 11, 2003, without certain financial information required by
Item 7 of such Form 8-K. The Registrant hereby amends the Current Report on Form 8-K to file such financial information. Item 7, subparagraph (a) of the Report dated June 11, 2003, is hereby amended to read as follows:

Independent Auditors' Report of Berger Mendoza & Company, LLP.

Balance Sheets as of December 31, 2001 and December 31, 2002

Statements of Operations for the Fiscal Year Ended December 31, 2002, for the period from inception (May 23, 2001) through December 31, 2001 and for the period from inception (May 23, 2001) through December 31, 2002

Statement of Changes in Stockholders' Equity (Deficit)

Statements of Cash Flows for the Fiscal Year Ended December 31, 2002, for the period from inception (May 23, 2001) through December 31, 2001 and for the period from inception (May 23, 2001) through December 31, 2002

Notes to Financial Statements

Balance Sheets as of December 31, 2002 and June 30, 2003 (unaudited)

Statements of Operations for the Six Moths Ended June 30, 2003 (unaudited), for the Six Months Ended June 30, 2002 and and for the period from inception (May 23, 2001) through June 30, 2003 (unaudited)

Statement of Changes in Stockholders' Equity (Deficit)from inception (May 23,
2001) through June 20, 2003

Statements of Cash Flows for the Six Months Ended June 30, 2003 (unaudited), for the Six Months Ended June 30, 2002 and for the period from inception (May 23,
2001) through June 30, 2003 (unaudited)

Notes to Financial Statements

                                  JOYSTAR, INC.
                  (FORMERLY KNOWN AS SOLUTIONS RESOURCE, INC.)
                          (A DEVELOPMENT STAGE COMPANY)
                              FINANCIAL STATEMENTS
                          FROM INCEPTION (MAY 23, 2001)
                            THROUGH DECEMBER 31, 2002

                                TABLE OF CONTENTS


Independent Auditors' Report................................................. 1

Balance Sheets................. ............................................. 2

Statements of Operations..................................................... 4

Statement of Changes in Stockholders' Equity (Deficit)....................... 5

Statements of Cash Flows..................................................... 6

Notes to Financial Statements................................................ 7

                         INDEPENDENT AUDITORS' REPORT



To the Board of Directors of Joystar, Inc.

We have audited the accompanying balance sheets of Joystar, Inc. (formerly known as Solutions Resource, Inc. and a development stage company) as of December 31, 2002 and 2001 and the related statements of operations, changes in stockholders' equity (deficit) and cash flows for the year ended December 31, 2002, for the period from inception (May 23, 2001) through December 31, 2001 and for the period from inception (May 23, 2001) through December 31, 2002. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Joystar, Inc. as of December 31, 2002 and 2001, and the results of its operations and cash flows for the year ended December 31, 2002, for the period from inception (May 23, 2001) through December 31, 2001 and for the period from inception (May 23, 2001) through December 31, 2002, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming the Company will continue as a going concern. As discussed further in Note 3, the Company has been in the development stage since its inception ( May 23, 2001) and continues to incur significant losses. The Company's viability is dependent upon its ability to obtain future financing and the success of its future operations. These factor raise substantial doubt about the Company's ability to continue as a going concern. Management's plan in regard to these matters is also described in Note 3. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

MENDOZA BERGER & COMPANY, LLP



August 12, 2003
Irvine, California

                                                     JOYSTAR, INC.
                                      (FORMERLY KNOWN AS SOLUTIONS RESOURCE, INC.)
                                             (A DEVELOPMENT STAGE COMPANY)
                                                     BALANCE SHEETS
------------------------------------------------------------------------------------------------------------------------

                                                         ASSETS

                                                                                  DECEMBER 31, 2002    DECEMBER 31, 2001
                                                                                  -----------------    -----------------
Current assets:
    Cash                                                                          $         5,025      $            --
                                                                                  ----------------     ----------------

     Total current assets                                                                   5,025                   --
                                                                                  ----------------     ----------------

Property and equipment, net (Note 4)                                                        2,406                   --
                                                                                  ----------------     ----------------

     Total assets                                                                 $         7,431      $            --
                                                                                  ================     ================

                                     LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

Current liabilities:
    Accounts payable                                                              $         9,718      $            --
    Accrued salaries                                                                       81,811                   --
    Accrued rent                                                                           54,000                   --
    Advances from shareholder                                                              62,577                   --
                                                                                  ----------------     ----------------

     Total current liabilities                                                            208,106                   --
                                                                                  ----------------     ----------------

Commitments (Note 9)                                                                           --                   --

Stockholders' equity:
    Common Stock, par value $0.001per share, 50,000,000 shares authorized; 16,785,667 and 16,715,000 shares issued and
      outstanding at December 31, 2002 and December 31, 2001,
      respectively                                                                         16,786               16,715
    Additional paid in capital                                                            105,927                   --
    Deficit accumulated during development stage                                         (323,388)             (16,715)
                                                                                  ----------------     ----------------

     Total stockholders' equity (deficit)                                                (200,675)                  --
                                                                                  ----------------     ----------------

     Total liabilities and stockholders' equity                                   $         7,431      $            --
                                                                                  ================     ================

                       The accompanying notes are an integral part of these financial statements

                                                           2

                                                            JOYSTAR, INC.
                                            (FORMERLY KNOWN AS SOLUTIONS RESOURCE, INC.)
                                                    (A DEVELOPMENT STAGE COMPANY)
                                                      STATEMENTS OF OPERATIONS
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                                 CUMULATIVE AMOUNTS
                                                                                                                   FROM INCEPTION
                                                                FOR THE YEAR           FROM INCEPTION (MAY         (MAY 23, 2001)
                                                                   ENDED                23, 2001) THROUGH              THROUGH
                                                              DECEMBER 31, 2002         DECEMBER 31, 2001         DECEMBER 31, 2002
                                                              -----------------         -----------------         -----------------
Income:
     Travel agent program                                     $         6,263           $            --           $         6,263
                                                              ----------------          ----------------          ----------------

Operating expenses:
    General and administrative                                        190,518                    16,715                   207,233
    Marketing and sales                                               122,418                        --                   122,418
                                                              ----------------          ----------------          ----------------

Total operating expenses                                              312,936                    16,715                   329,651
                                                              ----------------          ----------------          ----------------

Loss from operations                                                 (306,673)                  (16,715)                 (323,388)
                                                              ----------------          ----------------          ----------------

Provision for taxes (Note 8)                                               --                        --                        --
                                                              ----------------          ----------------          ----------------

Net loss                                                      $      (306,673)          $       (16,715)          $      (323,388)
                                                              ================          ================          ================

Loss per share                                                $         (0.02)          $        (0.004)
                                                              ================          ================

Weighted average number of common shares outstanding               16,822,686                 4,462,376
                                                              ================          ================

                              The accompanying notes are an integral part of these financial statements

                                                                 3

                                                         JOYSTAR, INC.
                                          (FORMERLY KNOWN AS SOLUTIONS RESOURCE, INC.)
                                                 (A DEVELOPMENT STAGE COMPANY)
                                     STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY (DEFICIT)
-------------------------------------------------------------------------------------------------------------------------------

                                                 COMMON STOCK                                                       TOTAL
                                       ---------------------------------                       RETAINED          STOCKHOLDERS'
                                          NUMBER OF         PAR VALUE        ADDITIONAL        EARNINGS             EQUITY
                                           SHARES            $0.001        PAID-IN CAPITAL     (DEFICIT)           (DEFICIT)
                                       ---------------   ---------------   ---------------   ---------------    ---------------
Balance, inception (May 23, 2001)                  --    $           --    $           --    $           --     $           --

Stock issued for services (Note 7)         16,715,000            16,715                --                --             16,715

Net loss                                           --                --                --           (16,715)           (16,715)
                                       ---------------   ---------------   ---------------   ---------------    ---------------

Balance, December 31, 2001                 16,715,000            16,715                --           (16,715)                --

Stock issued various dates for
   cash at $1.50 per share (Note 7)            70,667                71           105,927                --            105,998

Net loss                                           --                --                --          (306,673)          (306,673)
                                       ---------------   ---------------   ---------------   ---------------    ---------------

Balance, December 31, 2002                 16,785,667    $       16,786    $      105,927    $     (323,388)    $     (200,675)
                                       ===============   ===============   ===============   ===============    ===============

                           The accompanying notes are an integral part of these financial statements

                                                               4

                                                       JOYSTAR, INC.
                                        (FORMERLY KNOWN AS SOLUTIONS RESOURCE, INC.)
                                               (A DEVELOPMENT STAGE COMPANY)
                                                  STATEMENTS OF CASH FLOWS
---------------------------------------------------------------------------------------------------------------------------

                                                                                                         CUMULATIVE AMOUNTS
                                                                                   FROM INCEPTION          FROM INCEPTION
                                                            FOR THE YEAR           (MAY 23, 2001)          (MAY 23, 2001)
                                                                ENDED                 THROUGH                 THROUGH
                                                          DECEMBER 31, 2002       DECEMBER 31, 2001       DECEMBER 31, 2002
                                                          -----------------       -----------------       -----------------
Cash flows from operating activities:
   Net loss                                                $    (306,673)          $     (16,715)          $    (323,388)

Adjustments to reconcile net loss to net
   cash used in operating activities:
      Stock issued for services                                       --                  16,715                  16,715
Changes in assets and liabilities:
    Increase in accounts payable                                   9,718                      --                   9,718
    Increase in accrued salaries                                  81,811                      --                  81,811
    Increase in accrued rent expense                              54,000                      --                  54,000
                                                           --------------          --------------          --------------

       Net cash used by operations                              (161,144)                     --                (161,144)
                                                           --------------          --------------          --------------

Cash flows used by investing activities:
    Acquisition of fixed assets                                   (2,406)                     --                  (2,406)
                                                           --------------          --------------          --------------

        Net cash used by investing activities                     (2,406)                     --                  (2,406)
                                                           --------------          --------------          --------------

Cash flows from financing activities:
    Advances from shareholder                                     62,577                      --                  62,577
    Issuance of common stock                                     105,998                      --                 105,998
                                                           --------------          --------------          --------------

        Net cash provided by financing activities                168,575                      --                 168,575
                                                           --------------          --------------          --------------

Net increase in cash                                               5,025                      --                   5,025

Cash, beginning of period                                             --                      --                      --
                                                           --------------          --------------          --------------

Cash, end of period                                        $       5,025           $          --           $       5,025
                                                           ==============          ==============          ==============

SUPPLEMENTAL DISCLOSURE OF NON-CASH
   INVESTING AND FINANCING ACTIVITIES:
    Issuance of stock for services                         $          --           $      16,715           $      16,715
                                                           ==============          ==============          ==============

                         The accompanying notes are an integral part of these financial statements

                                                             5

                                  JOYSTAR, INC.
                  (FORMERLY KNOWN AS SOLUTIONS RESOURCE, INC.)
                          (A DEVELOPMENT STAGE COMPANY)
                          NOTES TO FINANCIAL STATEMENTS
            FROM INCEPTION (MAY 23, 2001) THROUGH DECEMBER 31, 2001,
                    FOR THE YEAR ENDED DECEMBER 31, 2002 AND
             FROM INCEPTION (MAY 23, 2001) THROUGH DECEMBER 31, 2002
--------------------------------------------------------------------------------

1.       ORGANIZATION AND HISTORY
         ------------------------

         Joystar, Inc. (the Company), a Nevada Corporation, was incorporated on May 23, 2001. The Company is a provider of online and offline travel services for the leisure and small business traveler.

         The Company has been in the development stage since its inception, May 23, 2001. It is primarily engaged in raising capital to increase sales and marketing activity, licensing and product development, acquisitions and infrastructure development.

2.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
         ------------------------------------------

         PROPERTY AND EQUIPMENT
         ----------------------

         Property and equipment is stated at cost and depreciated using the straight-line method over the estimated useful life of the assets, which is seven years for furniture and equipment and three years for computer equipment. No property and equipment has been depreciated.

         USE OF ESTIMATES
         ----------------

         The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

         INCOME TAXES
         ------------

         Deferred income taxes are reported using the liability method. Deferred tax assets are recognized for deductible temporary differences and deferred tax liabilities are recognized for taxable temporary differences. Temporary differences are the differences between the reported amounts of assets and liabilities and their tax bases. Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion or all of the deferred tax assets will not be realized. Deferred tax assets and liabilities are adjusted for the effects of changes in tax laws and rates on the date of enactment.

                                  JOYSTAR, INC.
                  (FORMERLY KNOWN AS SOLUTIONS RESOURCE, INC.)
                          (A DEVELOPMENT STAGE COMPANY)
                          NOTES TO FINANCIAL STATEMENTS
            FROM INCEPTION (MAY 23, 2001) THROUGH DECEMBER 31, 2001,
                    FOR THE YEAR ENDED DECEMBER 31, 2002 AND
             FROM INCEPTION (MAY 23, 2001) THROUGH DECEMBER 31, 2002
--------------------------------------------------------------------------------

2.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)
         ------------------------------------------

         NET LOSS PER SHARE
         ------------------

         In February 1997, the Financial Accounting Standards Board (FASB) issued SFAS No. 128 "Earnings Per Share" which requires the Company to present basic and diluted earnings per share, for all periods presented. The computation of loss per common share (basic and diluted) is based on the weighted average number of shares actually outstanding during the period. The Company has no common stock equivalents, which would dilute earnings per share.

         FAIR VALUE OF FINANCIAL INSTRUMENTS
         -----------------------------------

         Financial instruments consist principally of cash and various current liabilities. The estimated fair value of these instruments approximates their carrying value.

3.       GOING CONCERN
         -------------

         The accompanying financial statements, which have been prepared in conformity with accounting principles generally accepted in the United States of America, contemplates the continuation of the Company as a going concern. However, the Company has been in the development stage since its inception (May 23, 2001), sustained significant losses and has used capital raised through the issuance of stock and debt to fund activities. Continuation of the Company as a going concern is contingent upon establishing and achieving profitable operations. Such operations will require management to secure additional financing for the Company in the form of debt or equity.

         Management believes that actions currently being taken to revise the Company's funding requirements will allow the Company to continue its development stage operations. However, there is no assurance that the necessary funds will be realized by securing debt or through stock offerings.

                                  JOYSTAR, INC.
                  (FORMERLY KNOWN AS SOLUTIONS RESOURCE, INC.)
                          (A DEVELOPMENT STAGE COMPANY)
                          NOTES TO FINANCIAL STATEMENTS
            FROM INCEPTION (MAY 23, 2001) THROUGH DECEMBER 31, 2001,
                    FOR THE YEAR ENDED DECEMBER 31, 2002 AND
             FROM INCEPTION (MAY 23, 2001) THROUGH DECEMBER 31, 2002
--------------------------------------------------------------------------------

4.       PROPERTY AND EQUIPMENT

         Property and equipment consist of the following:

                                            DECEMBER 31, 2002  DECEMBER 31, 2001
                                            -----------------  -----------------

         Office furniture                    $        1,864     $           --
         Computers                                      542                 --
                                             ---------------    ---------------

                                                      2,406                 --
         Less: accumulated depreciation                  --                 --
                                             ---------------    ---------------

                                             $        2,406     $           --
                                             ===============    ===============

         The property and equipment was acquired at the end of 2002. Depreciation will start in 2003.

6.       RELATED PARTY TRANSACTIONS
         --------------------------

         Advances from shareholder of $62,577 at December 31, 2002 are non-interest bearing, currently payable and not evidenced by any notes.

7.       CAPITAL STOCK
         -------------

         COMMON STOCK
         ------------

         On November 2, 2001, the Company issued 16,715,000 restricted shares of common stock at $0.001 per share totaling $16,715 for services rendered in connection with the start up of the Company.

         At various dates in 2002, the Company issued for cash of $105,998, 70,667 shares of common stock at $1.50 per share through a private placement, pursuant to provisions of Section 4(2) of the Securities Act of 1933 and Rule 506 of Regulation D.

                                  JOYSTAR, INC.
                  (FORMERLY KNOWN AS SOLUTIONS RESOURCE, INC.)
                          (A DEVELOPMENT STAGE COMPANY)
                          NOTES TO FINANCIAL STATEMENTS
            FROM INCEPTION (MAY 23, 2001) THROUGH DECEMBER 31, 2001,
                    FOR THE YEAR ENDED DECEMBER 31, 2002 AND
             FROM INCEPTION (MAY 23, 2001) THROUGH DECEMBER 31, 2002
--------------------------------------------------------------------------------

7.       CAPITAL STOCK (Continued)
         -------------

         COMMON STOCK SPLIT
         ------------------

         On November 1, 2001, the Board of Directors of the Company approved a stock split of the Company's common stock at a ratio of 1,000 for 1. All references in the accompanying financial statements to the number of common stock and per share amounts reflect the stock split.

         STOCK CANCELED AND ISSUED SUBSEQUENT TO DECEMBER 31, 2002
         ---------------------------------------------------------

         A majority shareholder canceled 3,000,000 shares of stock in anticipation of the acquisition of Advanced Refrigeration Technologies, Inc. (see "subsequent event" footnote 10).

         At various dates in 2003, the Company issued for cash of $142,300, 94,932 shares of common stock at $1.50 per share through a private placement, pursuant to provisions of Section 4(2) of the Securities Act of 1933 and Rule 506 of Regulation D.


8.       INCOME TAXES
         ------------

         The components of the deferred tax asset is as follows:


                                           DECEMBER 31, 2002   DECEMBER 31, 2001
                                           -----------------   -----------------
         Deferred tax assets:
           Net operating loss carryforward   $     128,000       $       6,500

         Less: valuation allowance                (128,000)             (6,500)
                                             --------------      --------------

         Net deferred tax assets             $          --       $          --
                                             ==============      ==============

         The Company's operations are headquartered in the State of California and are subject to California state income taxes. The Company had available approximately $323,000 of unused Federal and State net operating loss carryforwards at December 31, 2002 that may be applied against future taxable income. These net operating loss carryforwards expire

                                  JOYSTAR, INC.
                  (FORMERLY KNOWN AS SOLUTIONS RESOURCE, INC.)
                          (A DEVELOPMENT STAGE COMPANY)
                          NOTES TO FINANCIAL STATEMENTS
            FROM INCEPTION (MAY 23, 2001) THROUGH DECEMBER 31, 2001,
                    FOR THE YEAR ENDED DECEMBER 31, 2002 AND
             FROM INCEPTION (MAY 23, 2001) THROUGH DECEMBER 31, 2002
--------------------------------------------------------------------------------

8.       INCOME TAXES (Continued)
         ------------

         through 2022 for Federal purposes. There is no assurance that the Company will realize the benefit of the net operating loss carryforwards.

         SFAS No. 109 requires a valuation allowance to be recorded when it is more likely than not that some or all of the deferred tax assets will not be realized. At December 31, 2002 and 2001, valuations for the full amount of the net deferred tax asset were established due to the uncertainties as to the amount of the taxable income that would be generated in future years.

         Reconciliation of the differences between the statutory tax rate and the effective income tax rate is as follows:

                                                       DECEMBER 31, 2002     DECEMBER 31, 2001
                                                       -----------------     -----------------
         Statutory federal tax  (benefit) rate                 (34.00)%              (34.00)%
         Statutory state tax  (benefit) rate                    (5.83)%               (5.83)%
                                                       -----------------     -----------------

         Effective tax rate                                    (39.83)%              (39.83)%

         Valuation allowance                                    39.83%                39.83%
                                                       -----------------     -----------------

         Effective income tax rate                               0.00%                 0.00%
                                                       =================     =================

9.       COMMITMENTS
         -----------

         OPERATING LEASE
         ---------------

         The Company leases office space under an operating lease which expires in April of 2004. As of December 31, 2002, future minimum lease payments are as follows:

                         2003                                 $       90,000
                         2004                                         18,000
                                                              ---------------

                                                              $      108,000
                                                              ===============

                                  JOYSTAR, INC.
                  (FORMERLY KNOWN AS SOLUTIONS RESOURCE, INC.)
                          (A DEVELOPMENT STAGE COMPANY)
                          NOTES TO FINANCIAL STATEMENTS
            FROM INCEPTION (MAY 23, 2001) THROUGH DECEMBER 31, 2001,
                    FOR THE YEAR ENDED DECEMBER 31, 2002 AND
             FROM INCEPTION (MAY 23, 2001) THROUGH DECEMBER 31, 2002
--------------------------------------------------------------------------------

9.       COMMITMENTS (continued)
         -----------

         Subsequent to December 31, 2002, the Company entered into a month to month lease for office space at $3,000 per month.

         Rent expense totaled $54,000, $54,000 and $0, from inception (May 23,
         2001) through December 31, 2002, for the year ended December 31, 2002 and the period ended December 31, 2001, respectively.


10.      SUBSEQUENT EVENT
         ----------------

         On June 11, 2003, the Company, entered into an agreement and plan of reorganization with Advanced Refrigeration Technologies (Advanced), a publicly held company. The stockholders of the Company exchanged 100% of their common shares for 13,880,599 newly issued restricted shares of Advanced common voting stock.

         Since the former shareholders of Joystar, Inc. acquired control of Advanced upon the merger closing, the merger will be accounted for as a reverse acquisition. Accordingly, for financial statement purposes, Joystar, Inc. will be considered the accounting aquiror and the related business combination will be considered a recapitalization of Joystar, Inc., rather than an acquisition by Advanced. The historical financial statements presented prior to June 11, 2003, in all future public filings, will be those of Joystar, Inc.


                       ADVANCED REFRIGERATION TECHNOLOGIES, INC.
                              CONSOLIDATED BALANCE SHEETS
                          JUNE 30, 2003 AND DECEMBER 31, 2002
--------------------------------------------------------------------------------------

                                       ASSETS

                                                           JUNE 30, 2003   DECEMBER 31,
                                                             UN-AUDITED        2002
                                                            ------------   ------------
Current assets:
   Cash                                                     $    37,637    $     5,025
   Prepaid rent                                                   3,000             --
                                                            ------------   ------------

     Total current assets                                        40,637          5,025

Property and equipment (net)                                      8,040          2,406
                                                            ------------   ------------

     Total assets                                           $    48,677    $     7,431
                                                            ============   ============

                    LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)

Current liabilities:
   Accounts payable                                         $    86,211    $     9,718
   Accrued salaries                                             181,425         81,811
   Accrued rent                                                  60,000         54,000
   Stock subscribed to be issued                                  4,500             --
   Note payable                                                  79,450             --
   Loans from shareholders                                       17,689         62,577
                                                            ------------   ------------

     Total current liabilities                                  429,275        208,106

Shareholders' equity:
  Preferred stock (no par value) 10,000,000 shares
     authorized; none issued                                         --             --
   Common stock (no par value) 50,000,000 shares
      authorized; at June 30, 2003 and December 31,
      2002, 17,203,439 and 16,785,667 issued and
      outstanding, respectively                                 265,013        122,713
   Accumulated deficit                                         (645,611)      (323,388)
                                                            ------------   ------------

     Total shareholders' equity (deficit)                      (380,598)      (200,675)
                                                            ------------   ------------

     Total liabilities and shareholders' equity (deficit)   $    48,677    $     7,431
                                                            ============   ============

       The accompanying notes are an integral part of these financial statements



                                    ADVANCED REFRIGERATION TECHNOLOGIES, INC.
                                      CONSOLIDATED STATEMENTS OF OPERATIONS
                         FOR THE SIX MONTHS AND THREE MONTHS ENDED JUNE 30, 2003 AND 2002
                         AND FOR THE PERIOD FROM INCEPTION MAY 24, 2001 TO JUNE 30, 2003
                                                   (UN-AUDITED)
----------------------------------------------------------------------------------------------------------------
                                                                                                    CUMULATIVE
                                                                                                   AMOUNTS FROM
                                    FOR THE SIX     FOR THE SIX    FOR THE THREE   FOR THE THREE   INCEPTION MAY
                                    MONTHS ENDED    MONTHS ENDED   MONTHS ENDED    MONTHS ENDED     24, 2001 TO
                                   JUNE 30, 2003   JUNE 30, 2002   JUNE 30, 2003   JUNE 30, 2002   JUNE 30, 2003
                                   -------------   -------------   -------------   -------------   -------------
Income
   Travel agent program            $     20,933    $         --    $       (346)   $         --    $     27,196

Operating expenses:
   General and
    Administrative                      188,154          69,407          90,051          59,329         395,387
   Marketing and sales                   39,060          46,588          12,456          31,560         161,478
                                   -------------   -------------   -------------   -------------   -------------

Total expenses                          227,214         115,995         102,507          90,889         556,865
                                   -------------   -------------   -------------   -------------   -------------

Loss from operations                   (206,281)       (115,995)       (102,853)        (90,889)       (529,669)
                                   -------------   -------------   -------------   -------------   -------------
Provision for income taxes                   --              --              --              --              --

Loss on acquisition June 11,
2003-net liabilities acquired in
reverse meager                         (115,942)             --        (115,942)             --         (99,156)
                                   -------------   -------------   -------------   -------------   -------------

Net loss                               (322,223)   $   (115,995)   $   (218,795)   $    (90,889)   $   (628,825)
                                   =============   =============   =============   =============   =============

Net loss per share                 $      (0.02)   $      (0.01)   $      (0.02)   $      (0.01)
                                   =============   =============   =============   =============
Weighted average number of
common shares outstanding
                                     14,170,584      16,730,778      13,846,347      16,730,778
                                   =============   =============   =============   =============

                    The accompanying notes are an integral part of these financial statements



                                   ADVANCED REFRIGERATION TECHNOLOGIES, INC.
                            CONSOLIDATED STATEMENT OF SHAREHOLDERS' EQUITY (DEFICIT)
                                  FROM INCEPTION MAY 24, 2001 TO JUNE 30, 2003
--------------------------------------------------------------------------------------------------------------

                                                 COMMON STOCK
                                      -----------------------------------

                                                                                    Deficit
                                                                     Additional    Accumulated       Total
                                       Number of      Par Value        Paid-in      During the    Stockholders'
                                         Shares         $0.001         Capital   Development Stage   Equity
                                      ------------   ------------   ------------   ------------   ------------
Balance at inception - May 24, 2001            --    $        --    $        --    $        --    $        --

Stock issued for services              16,715,000         16,715             --                        16,715

Net loss                                                                               (16,715)       (16,715)
                                      ------------   ------------   ------------   ------------   ------------

Balance at December 31, 2001           16,715,000         16,715             --        (16,715)            --
                                      ------------   ------------   ------------   ------------   ------------

Stock issued various dates for cash
at $1.50 per share                         70,667             71        105,927                       105,998

Net loss                                                                              (306,673)      (306,673)
                                      ------------   ------------   ------------   ------------   ------------

Balance at December 31, 2002           16,785,667         16,786        105,927       (323,388)      (200,675)
                                      ------------   ------------   ------------   ------------   ------------
Shares canceled by majority
 Shareholder                           (3,000,000)

Stock issued various dates
 for cash at $1.50 per share               94,932             95        142,205                       142,300
                                      ------------   ------------   ------------   ------------   ------------

Balance June 11, 2003 date of
acquisition of Joystar, Inc. shares
in a reverse merger                    13,880,599         16,881        248,132       (323,388)       (58,375)
Cancel Joystar shares                 (13,880,599)

Issue Advanced Refrigeration
  Technologies, Inc. shares            13,880,599        (16,881)        16,881

Advanced Refrigeration shares
  outstanding at June 11, 2003          3,322,840

Net loss                                                                              (322,223)      (322,223)
                                      ------------   ------------   ------------   ------------   ------------

Balance at June 30, 2003
(un-audited)                           17,203,439    $        --    $   265,013    $  (645,611)   $  (380,598)
                                      ============   ============   ============   ============   ============

                   The accompanying notes are an integral part of these financial statements



                               ADVANCED REFRIGERATION TECHNOLOGIES, INC.
                                 CONSOLIDATED STATEMENTS OF CASH FLOWS
                            FOR THE SIX MONTHS ENDED JUNE 30, 2003 AND 2002
                      AND CUMULATIVE FROM INCEPTION MAY 24, 2001 TO JUNE 30, 2003
                                             (UN-AUDITED)
-----------------------------------------------------------------------------------------------------
                                                                                         CUMULATIVE
                                                                                        AMOUNTS FROM
                                                                                         INCEPTION
                                                         FOR THE SIX     FOR THE SIX   (MAY 24, 2001)
                                                        MONTHS ENDED    MONTHS ENDED      THROUGH
                                                        JUNE 30, 2003   JUNE 30, 2002   JUNE 30, 2003
                                                        -------------   -------------   -------------
Cash flows from operating activities:
   Net loss                                             $   (322,223)   $   (115,995)   $   (645,611)

Adjustments to reconcile net loss to net
 cash used in operating activities:
    Amortization and depreciation                                332              --             332
    Stock issued for services                                     --              --          16,715
    Directors fees Changes in assets and liabilities:
    Increase in prepaid expenses                              (3,000)             --          (3,000)
    Increase in accounts payable                              76,493              --          86,211
    Increase in salaries                                      99,614          32,000         181,425
    Increase in rent accrual                                   6,000          24,000          60,000
                                                        -------------   -------------   -------------

       Net cash used in operations                          (142,784)        (59,995)       (303,928)
                                                        -------------   -------------   -------------

Cash flows used by investing activities:
    Acquisition of fixed assets                               (5,966)             --          (8,372)
                                                        -------------   -------------   -------------

        Net cash used by investing activities                 (5,966)             --          (8,372)
                                                        -------------   -------------   -------------

Cash flows from financing activities:
    Issuance of common stock                                 142,300          30,000         248,298
    Advances from shareholders                               (44,888)         27,274          17,689
    Subscribed stock not issued                                4,500              --           4,500
    Notes payable to others                                   79,450              --          79,450
    Bank overdraft                                                --           2,721              --
                                                        -------------   -------------   -------------

        Net cash from financing activities                   181,362          59,995         349,937
                                                        -------------   -------------   -------------

Net increase (decrease) in cash                               32,612              --          37,637

Cash, beginning of period                                      5,025              --              --
                                                        -------------   -------------   -------------

Cash, end of period                                     $     37,637    $         --    $     37,637
                                                        =============   =============   =============
SUPPLEMENTAL DISCLOSURE OF NON-CASH
       INVESTING AND FINANCING ACTIVITIES:
    Issuance of stock for services                      $         --    $         --    $     16,715
                                                        =============   =============   =============

               The accompanying notes are an integral part of these financial statements


                    ADVANCED REFRIGERATION TECHNOLOGIES, INC.
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                 FOR THE SIX MONTHS ENDED JUNE 30, 2003 AND 2002
           AND CUMULATIVE FROM INCEPTION MAY 24, 2001 TO JUNE 30, 2003
                                  (UN-AUDITED)
--------------------------------------------------------------------------------

1. BASIS OF PRESENTATION
   ---------------------

On June 11, 2003, Advanced Refrigeration Technologies, Inc. a California corporation (" the Company") acquired all of the issued and outstanding common stock of Joystar, Inc., a Nevada corporation ("Joystar") in exchange for the issuance by the Company of a total of 13,880,599 newly issued restricted shares of common voting stock to the Joystar shareholders pursuant the Agreement an Plan of Reorganization dated as if June 10, 2003. Prior to the issuance of the shares, the Company had 3,322,840 shares of common stock issued and outstanding. Subsequent to the exchange there were 17,203,439 shares issued and outstanding. The shareholders of Joystar own 81% of the common stock outstanding of the Company after the issuance of the 13,880,598 shares.

The acquisition of Joystar by the Company on June 11, 2003 has been accounted for as a purchase and treated as a reverse acquisition since the former owners of Joystar controlled 81% of the total shares of Common Stock of the Company outstanding immediately following the acquisition.

On this basis, the historical financial statements prior to June 11, 2003 have been restated to be those of the accounting acquirer Joystar. The historical stockholders' equity prior to the reverse acquisition has been retroactively restated (a recapitalization) for the equivalent number of shares received in the acquisition after giving effect to any difference in par value of the issuer's and acquirer's stock. The original 3,322,840 shares of common stock outstanding prior to the exchange reorganization have been reflected as an addition in the stockholders' equity account of the Company on June 11, 2003.

2. INTERIM FINANCIAL INFORMATION
   -----------------------------

The financial statements of Advanced Refrigeration Technologies, Inc. (the Company) as of June 30, 2003 and for the six months ended June 30, 2003 and 2002 and related footnote information are un-audited. All adjustments (consisting only of normal recurring adjustments) have been made which, in the opinion of management, are necessary for a fair presentation. Results of operations for the six months and three months ended June 30, 2003 and 2002 are not necessarily indicative of the results that may be expected for any future period. The balance sheet at December 31, 2002 was derived from audited financial statements.

Certain information and footnote disclosures, normally included in financial statements prepared in accordance with accounting principles generally accepted in the United States of America, have been omitted. These financial statements should be read in conjunction with the financial statements and notes for the year ended December 31, 2002 included in an 8-K filed with the Securities and Exchange Commission on (put in date) .

3. NON REVIEW BY AUDITORS
   -----------------------

The auditors have not had an opportunity to review the six months ended June 30, 2003 financials statements as the Company was not able to prepare them in sufficient time for their review. The Company will file an amendment to this report after such auditors' review.

4. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
   ------------------------------------------

         PROPERTY AND EQUIPMENT
         ----------------------

         Property and equipment is stated at cost and depreciated using the straight-line method over the estimated useful life of the assets, which is seven years for furniture and equipment and three years for computer equipment. No property and equipment has been depreciated.

         USE OF ESTIMATES
         ----------------

         The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

         INCOME TAXES
         ------------

         Deferred income taxes are reported using the liability method. Deferred tax assets are recognized for deductible temporary differences and deferred tax liabilities are recognized for taxable temporary differences. Temporary differences are the differences between the reported amounts of assets and liabilities and their tax bases. Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion or all of the deferred tax assets will not be realized. Deferred tax assets and liabilities are adjusted for the effects of changes in tax laws and rates on the date of enactment.

         NET LOSS PER SHARE
         ------------------

         In February 1997, the Financial Accounting Standards Board (FASB) issued SFAS No. 128 "Earnings Per Share" which requires the Company to present basic and diluted earnings per share, for all periods presented. The computation of loss per common share (basic and diluted) is based on the weighted average number of shares actually outstanding during the period. The Company has no common stock equivalents, which would dilute earnings per share.

         FAIR VALUE OF FINANCIAL INSTRUMENTS
         -----------------------------------

         Financial instruments consist principally of cash and various current liabilities. The estimated fair value of these instruments approximates their carrying value.

5. GOING CONCERN
   -------------

         The accompanying financial statements, which have been prepared in conformity with accounting principles generally accepted in the United States of America, contemplates the continuation of the Company as a going concern. However, the Company has been in the development stage since its inception (May 23, 2001), sustained significant losses and has used capital raised through the issuance of stock and debt to fund activities. Continuation of the Company as a going concern is contingent upon establishing and achieving profitable operations. Such operations will require management to secure additional financing for the Company in the form of debt or equity.

         Management believes that actions currently being taken to revise the Company's funding requirements will allow the Company to continue its development stage operations. However, there is no assurance that the necessary funds will be realized by securing debt or through stock offerings.

6. CAPITAL STOCK
   -------------

         COMMON STOCK
         ------------

         On November 2, 2001, the Company issued 16,715,000 restricted shares of common stock at $0.001 per share totaling $16,715 for services rendered in connection with the start up of the Company.

         At various dates in 2002, the Company issued for cash of $105,998, 70,667 shares of common stock at $1.50 per share through a private placement, pursuant to provisions of Section 4(2) of the Securities Act of 1933 and Rule 506 of Regulation D.

         COMMON STOCK SPLIT
         ------------------

         On November 1, 2001, the Board of Directors of the Company approved a stock split of the Company's common stock at a ratio of 1,000 for 1. All references in the accompanying financial statements to the number of common stock and per share amounts reflect the stock split.

         STOCK CANCELED
         --------------

         A majority shareholder canceled 3,000,000 shares of stock in anticipation of the acquisition of Advanced Refrigeration Technologies, Inc.

         At various dates in 2003, the Company issued for cash of $142,300, 94,932 shares of common stock at $1.50 per share through a private placement, pursuant to provisions of Section 4(2) of the Securities Act of 1933 and Rule 506 of Regulation D.

          STOCK ISSUED IN REVERSE MERGER JUNE 11, 2003
         ---------------------------------------------

         The Company acquired all of the issued and outstanding common stock of Joystar, Inc., a Nevada corporation ("Joystar") in exchange for the issuance by the Company of a total of 13,880,599 newly issued restricted shares of common dated as if June 10, 2003.

         RECONCILIATION OF COMMON STOCK AT DECEMBER 31, 2002
         ---------------------------------------------------

           Common stock at par value $0.001                   $    16,786
           Additional paid in capital                             105,927
                                                              -----------
                                                              $   122,713
                                                              ===========
                                                       ===================

7. RELATED PARTY TRANSACTIONS
   --------------------------

         Advances from shareholder of $17,689 at June 30, 2003 are non-interest bearing, currently payable and not evidenced by any notes.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                   ADVANCED REFRIGERATION TECHNOLOGIES, INC.

Dated: June 25, 2003               By:  /s/ William M. Alverson
                                        --------------------------------
                                        William M. Alverson,
                                        President, Chief Financial Officer
                                        And Secretary